Financial Instruments and Financial Risk Management - Summary of Movement in Allowance for Expected Credit Loss in Respect of Trade and Other Receivables (Details) - Trade and Other Receivables - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Trade And Other Current Receivables [Line Items]
Balance, beginning of year	$ 29,038	$ 27,317
Business combinations	2,100	127
Sale of business	0	(1,914)
Bad debt expenses	30,992	19,644
Amount written off and recoveries	(33,302)	(14,129)
Effect of movements in exchange rates	678	(2,007)
Balance, end of year	$ 29,506	$ 29,038